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Exhibit 10.58

AMENDMENT NO. 8 TO REDUCING REVOLVING LOAN AGREEMENT

        This Amendment No. 8 to Reducing Revolving Loan Agreement (this "Amendment") dated as of March 28, 2002 is entered into with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994 among Victoria Partners, a Nevada general partnership ("Borrower"), the Banks referred to therein, and Bank of America, N.A., as Administrative Agent (as amended pursuant to Amendments 1 through 7 thereto, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        Borrower, the Administrative Agent and the Banks agree as follows:

          1.    Amendments to Section 1.1—Amended Definitions.

          "Maturity Date" means July 5, 2002 or such later anniversary thereof to which the Maturity Date may be extended pursuant to Section 2.11.

          2.    Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing, and that Borrower continues to be in compliance with Section 5.10 of the Loan Agreement. (concerning Hazardous Materials Laws).

          3.    Conditions; Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

            (a)  The Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower; and

            (b)  The Administrative Agent shall have received written consents hereto from each of the Banks substantially in the form of Exhibit A hereto.

          4.    Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

        IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.

VICTORIA PARTNERS, a Nevada general partnership
By:	Gold Strike L.V., managing general partner
	By:	/s/ GLENN SCHAEFFER
	Title:	President and Chief Financial Officer

By:	MRGS Corp., a Nevada corporation, general partner
	By:	/s/ JAMES MURREN
	Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ JANICE HAMMOND
Janice Hammond, Vice President

[Exhibit A to Amendment]

CONSENT OF BANK

        This Consent of Bank is delivered with reference to the Reducing Revolving Loan Agreement dated as of December 21, 1994, among Victoria Partners, a Nevada general partnership ("Borrower'), the Banks referred to therein, and Bank of America National Trust and Savings Association (now known as "Bank of America, N.A.") as Administrative Agent (as amended pursuant to Amendments 1 through 7 thereto, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Bank hereby consents to the execution, delivery and performance of the proposed Amendment No. 8 to Loan Agreement, substantially in the form provided to the undersigned as a draft.

BANK OF AMERICA, N.A. [Name of Lender]
By:	/s/ MATTHEW KOENIG
Matthew Koenig, Managing Director
[Printed Name and Title]
Date:	March 22, 2002
BANK OF SCOTLAND [Name of Lender]
By:	/s/ JOSEPH FRATUS
Joseph Fratus, Vice President
[Printed Name and Title]
Date:	March 21, 2002

BANKERS TRUST COMPANY
[Name of Lender]
By:	/s/ DIANE F. ROLFE
Diane F. Rolfe, Vice President
[Printed Name and Title]
Date:	March 21, 2002
CREDIT LYONNAIS LOS ANGELES BRANCH
[Name of Lender]
By:	/s/ DIANNE M. SCOTT
Dianne M. Scott, Senior Vice President and Manager
[Printed Name and Title]
Date:	March 22, 2002
SOCIÉTÉ GÉNÉRALE
[Name of Lender]
By:	/s/ THOMAS K. DAY
Thomas K. Day, Managing Director
[Printed Name and Title]
Date:	March 22, 2002
U.S. BANK NATIONAL ASSOCIATION
[Name of Lender]
By:	/s/ SCOTT J. BELL
Scott J. Bell, Vice President
[Printed Name and Title]
Date:	March 25, 2002

WELLS FARGO BANK, N.A.
[Name of Lender]
By:	/s/ CLARK A. WOOD
Clark A. Wood, Vice President
[Printed Name and Title]
Date:	March 22, 2002

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AMENDMENT NO. 8 TO REDUCING REVOLVING LOAN AGREEMENT